Important Information

September 12, 2011

Dear Shareholder,

I am writing to ask for your assistance with an important issue regarding your investment in John Hancock U.S. Core Fund. After careful consideration, your fund’s trustees have unanimously approved the reorganization and merger of your fund into John Hancock U.S. Equity Fund (formerly known as John Hancock U.S. Multi Sector Fund), but your vote is required to complete the merger.

The attached proxy statement and prospectus explains this proposal, which will be presented for approval at a Special Meeting of Shareholders at John Hancock’s home office on Wednesday, October 26, 2011.

Among other things, the proxy statement and prospectus contains information about the advantages that may result from the passage of this proposal, and I strongly encourage you to read it before voting. Broadly speaking, these advantages include becoming a shareholder in a larger fund with a similar investment objective — your fund seeks a high total return, while John Hancock U.S. Equity Fund seeks long term capital appreciation. The combined fund may be better positioned in the market to increase asset size and achieve economies of scale, which may lead to lower per-share fund expenses in the future as duplicative resources and costs, such as legal, accounting, transfer agency services, insurance, custodial and administrative services, are combined.

In the reorganization, your fund’s Class A, Class B, Class C and Class R1 shareholders will receive Class A shares of the U.S. Equity Fund, and your fund’s Class I and Class R5 shareholders will receive Class I shares of the U.S. Equity Fund. The total estimated expenses of all share classes of the U.S. Equity Fund are expected to be equal to, or lower than, those of your fund’s share classes, both before and after contractual waivers and reimbursements. The U.S. Equity Fund’s Class I expense limitation will remain in effect until at least December 31, 2012.

No matter how large or small your fund holdings, your vote is extremely important and makes a difference. I encourage you to exercise your right as a shareholder to participate in your fund’s governance by reviewing the proxy statement and prospectus and then casting your vote via the Internet, by telephone, by mail or in person at the Special Meeting on October 26, 2011. Instructions for voting are on the enclosed proxy card(s), and voting as soon as possible helps avoid the cost of further mailings or phone solicitations.

I am confident that the proposed change will help us better serve you and all of the U.S. Core Fund’s shareholders. Thank you for your active participation in this important matter involving your fund.

Sincerely,

/s/ Keith F. Hartstein

Keith F. Hartstein
President and Chief Executive Officer
John Hancock Funds, LLC

JOHN HANCOCK U.S. CORE FUND (the “fund”)
(a series of John Hancock Funds III)
601 Congress Street
Boston, Massachusetts 02210

Notice of Special Meeting of Shareholders
Scheduled for October 26, 2011

This is the formal agenda for the fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting of the fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, October 26, 2011, at 2:00 pm, Eastern Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between the fund and John Hancock U.S. Equity Fund (formerly, John Hancock U.S. Multi Sector Fund) (“U.S. Equity”). Under this agreement, the fund would transfer all of its assets to U.S. Equity in exchange for shares of U.S. Equity. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the fund. U.S. Equity also would assume the fund’s liabilities. Your fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on August 12, 2011, are entitled to vote at the meeting and any adjourned session(s) of the meeting.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on October 26, 2011.

The proxy statement and prospectus, as well as U.S. Equity’s prospectus, are available at
www.kingproxy.com/johnhancock, and the annual and semiannual reports are available at www.jhfunds.com.

By order of the Board of Trustees,

Thomas M. Kinzler
Secretary

Boston, Massachusetts
September 12, 2011

PROXY STATEMENT of
John Hancock U.S. Core Fund
(“U.S. Core,” the “Acquired Fund” or “your fund”),
a series of John Hancock Funds III (“JHF III”)

PROSPECTUS for
John Hancock U.S. Equity Fund
(formerly, John Hancock U.S. Multi Sector Fund)
(“U.S. Equity” or the “Acquiring Fund”),
a series of John Hancock Funds II (“JHF II”)

The address of the Acquired Fund and the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

•	Your fund will transfer all of its assets to U.S. Equity. U.S. Equity will assume your fund’s liabilities.

•	U.S. Equity will issue Class A shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class A, Class B, Class C and Class R1 shares, as applicable. These shares will be distributed to your fund’s Class A, Class B, Class C and Class R1 shareholders, as applicable, in proportion to their holdings on the reorganization date.

•	U.S. Equity will issue Class I shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class I and Class R5 shares. These shares will be distributed to your fund’s Class I and Class R5 shareholders, as applicable, in proportion to their holdings on the reorganization date.

•	No front-end sales charges will be imposed on shares of U.S. Equity received by shareholders of the Acquired Fund.

•	Your fund will be terminated and shareholders of your fund will become shareholders of U.S. Equity.

•	For federal income tax purposes, the reorganization is not intended to result in income, gain or loss being recognized by your fund, U.S. Equity, or the shareholders of your fund.

Rationale for the Reorganization
The reorganization is intended to consolidate the Acquired Fund with an equity fund with a similar investment objective and similar investment policies advised by the same investment adviser and subadviser. The investment adviser of each fund is John Hancock Investment Management Services, LLC (“JHIMS”) and the subadviser of each fund is Grantham, Mayo, Van Otterloo & Co., LLC (“GMO”). The investment objectives and policies of both funds are similar: U.S. Core seeks a high total return, while U.S. Equity seeks long term capital appreciation, and each fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments tied economically to the U.S.

At current asset levels, the advisory fee charged to U.S. Equity is lower than that charged to U.S. Core, although the funds have differing advisory fee rates payable to JHIMS on assets above $1 billion, and U.S. Core would be charged a lower fee for all assets above $3 billion. As of June 30, 2011, U.S. Core’s assets amounted to approximately $75.9 million and U.S. Equity’s assets were approximately $1.1 billion. In addition, in determining advisory fees payable under U.S. Equity’s fee breakpoint schedule, U.S. Equity aggregates its assets with those of an affiliated fund also managed by JHIMS and subadvised by GMO, whereas U.S. Core’s fees are calculated based solely on U.S. Core’s assets. See “Comparison of Fund Classes, Expenses, Advisory Arrangements, and Distribution Plans — Comparison of Advisory Arrangements” for more information.

The overall operating expense ratios of U.S. Equity’s Class A shares after the reorganization are expected to be equal to or lower than those of U.S. Core’s Class A shares, and lower than those of U.S. Core’s Class B, Class C and Class R1 shares, both before and after contractual waivers and reimbursements. Similarly, the overall operating

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expense ratios of U.S. Equity’s Class I shares after the reorganization are expected to be equal to or lower than those of U.S. Core’s Class I and Class R5 shares, both before and after contractual waivers and reimbursements. U.S. Equity’s Class I expense limitation shall remain in effect until at least December 31, 2012 and thereafter until terminated by the Adviser.

The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for, among other things, insurance, accounting, legal and custodial services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than either fund would achieve separately.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this proxy statement and prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

• The U.S. Equity Class A shares prospectus dated August 30, 2011, and/or • The U.S. Equity Class I shares prospectus dated August 30, 2011	In the same envelope as this proxy statement and prospectus. This document is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

• The statement of additional information (“SAI”) dated September 12, 2011, which relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund
• The U.S. Equity annual shareholder report dated August 31, 2010
• The U.S. Equity semiannual shareholder report dated February 28, 2011
These documents and additional information about the Acquired Fund and the Acquiring Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 1-800-225-5291. Information in these documents is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.
• The U.S. Equity Class A and Class I shares SAI dated August 30, 2011
• The U.S. Core Class A, Class B and Class C shares prospectus dated July 1, 2011
• The U.S. Core Class R1, Class R3, Class R4 and Class R5 shares prospectus dated July 1, 2011
• The U.S. Core Class I shares prospectus dated July 1, 2011
• The U.S. Core SAI dated July 1, 2011
• The U.S. Core annual shareholder report dated February 28, 2011

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 1-800-225-5291.

The date of this proxy statement and prospectus is September 12, 2011.

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INTRODUCTION
This proxy statement and prospectus is being used by the Board of Trustees of JHF III (the “JHF III Board”) to solicit proxies to be voted at a special meeting of U.S. Core’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, October 26, 2011, at 2:00 pm, Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into U.S. Equity (the “Reorganization”). This proxy statement and prospectus is being mailed to your fund’s shareholders on or about September 19, 2011.

The proxy statement and prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A, as well as the enclosed Class A and/or Class I prospectus of U.S. Equity, as applicable, because they contain details that are not in the summary comparisons.

Who is Eligible to Vote?
Shareholders of record of the Acquired Fund on August 12, 2011 are entitled to attend and vote at the meeting and any adjourned session(s) of the meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF U.S. CORE

Approval of Agreement and Plan of Reorganization between
U.S. Core and U.S. Equity
Under the Agreement, U.S. Core would transfer all of its assets to U.S. Equity in exchange for shares of U.S. Equity. These shares would be distributed proportionately to the shareholders of U.S. Core. U.S. Equity also would assume the liabilities of U.S. Core. The JHF III Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

COMPARISON OF THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
	Acquired Fund U.S. Core	Acquiring Fund U.S. Equity
Business	Each fund is a series of its respective trust, in each case, an open-end investment management company organized as a Massachusetts business trust.

Approximate net assets as of June 30, 2011	$75.9 million	$1.1 billion

Investment adviser		JHIMS

Subadviser		GMO

Portfolio managers	Dr. Thomas Hancock
• Co-director of the Quantitative Equity Team
• Joined each fund in January 2009
• Leads the management of international developed market and global quantitative equities portfolios
• Joined GMO in 1995
Sam Wilderman
• Co-director of the Quantitative Equity Team
• Joined each fund at inception
• Leads the management of U.S. equity portfolios since 2005
• Joined GMO in 1996

Investment objective	The fund seeks a high total return.	The fund seeks long term capital appreciation.

COMPARISON OF THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
	Acquired Fund U.S. Core	Acquiring Fund U.S. Equity
Principal investments
The subadviser seeks to achieve the fund’s investment objective by investing in equities or sectors that the subadviser believes will provide higher returns than the S&P 500 Index.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments tied economically to the U.S. and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index or in companies with size and growth characteristics similar to companies that issue stocks included in the Index. As of June 30, 2011, the market capitalizations of companies included in the S&P 500 Index ranged from $1.4 billion to $400.9 billion.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments that are tied economically to the U.S. The subadviser seeks to achieve the fund’s objective by investing in equity investments or groups of equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index. Investments in equity securities include common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and equity income trusts.

The Russell 3000 Index is an independently maintained and published index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. This index represents approximately 98% of the investable U.S. equity market. As of July 31, 2011, the market capitalizations of companies included in the Russell 3000 Index ranged from $54.9 million to $387.9 billion. The fund may make significant investments in certain sectors including the information technology and health care services sectors.

Investment strategies	The subadviser employs an active investment management method, which means that securities are bought and sold according to the subadviser’s evaluations of companies’ published financial information, securities prices, equity and bond markets and the overall economy. In selecting investments for each fund, the subadviser may use a combination of investment methods to identify which stocks present positive relative return potential. Some of these methods evaluate individual stocks or a group of stocks based on the ratio of its price relative to historical financial information, including book value, cash flow and earnings, and to forecast financial information provided by industry analysts. These ratios can then be compared to industry or market averages, to assess the relative attractiveness of the stock. Other methods focus on evaluating patterns of price movement or volatility of a stock or group of stocks relative to the investment universe. The subadviser selects which methods to use, and in what combination, based on the subadviser’s assessment of what combination is best positioned to meet a fund’s objective. The subadviser may also adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization.

Diversification	U.S. Core is classified as a diversified fund.	U.S. Equity is classified as a non-diversified fund.

Derivatives	As a substitute for direct investments in equities, the subadviser may use exchange-traded and over-the-counter derivatives. The subadviser also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); and (ii) in an attempt to adjust elements of U.S. Core’s investment exposure. Derivatives used may include futures, options, and swap contracts.	U.S. Equity does not invest in derivatives as a principal investment strategy.

COMPARISON OF THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
Acquired Fund U.S. Core	Acquiring Fund U.S. Equity
Temporary defensive positions	Each fund may invest up to 100% of its assets in cash or money market instruments for the purpose of:
• meeting redemption requests,
• making other anticipated cash payments, or
• protecting the fund in the event the subadviser determines that market or economic conditions warrant a defensive posture.
To the extent that a fund is in a defensive position, its ability to achieve its investment goal will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between U.S. Core and U.S. Equity.

The following is a discussion of the principal investment policy differences between the two funds.

Investment objectives.  U.S. Core seeks a high total return, while U.S. Equity seeks long term capital appreciation. An investment’s “total return” consists of market appreciation plus income from dividends and/or interest paid by the investment, whereas an investment’s “capital appreciation” consists of market appreciation. Notwithstanding the differences between the two funds’ investment objectives, however, as of June 30, 2011, over 95% of U.S. Core’s assets were invested in securities of companies held by U.S. Equity, although the funds held differing amounts of those securities.

Benchmarks and Market Capitalization.  U.S. Core’s benchmark index is the S&P 500 Index and U.S. Equity’s benchmark index is the Russell 3000 Index. As of June 30, 2011, the capitalization range of the S&P 500 Index was $1.4 billion to $400.9 billion, and that of the Russell 3000 Index was $58.3 million to $400.9 billion. The S&P 500 Index includes approximately 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The Russell 3000 Index measures the performance of approximately 3000 of the largest U.S. companies representing approximately 98% of the investable U.S. equity market. Both indices measure the stock price performance of large U.S. companies. Although U.S. Equity has the ability to invest more of its assets in mid- and small-cap stocks than does U.S. Core, as of June 30, 2011, over 95% of U.S. Core’s assets were invested in securities of companies held by U.S. Equity, although the funds held differing amounts of those securities.

Diversification.   U.S. Equity is classified as a non-diversified fund, which means that the fund may invest more than 5% of assets in securities of individual companies without limit (subject to tax diversification requirements), while U.S. Core is classified as a diversified fund, which means that the fund (with respect to 75% of its portfolio) may not invest more than 5% of its assets in any one issuer. Overall risk is increased by investing in securities of a small number of issuers. Adverse events affecting a particular issuer may magnify the losses of a non-diversified fund such as U.S. Equity.

Derivatives.  U.S. Core may invest in futures and exchange-traded and over-the-counter options for hedging, asset substitution and risk management purposes, while U.S. Equity does not invest in derivatives as a principal investment strategy. While engaging in derivative transactions may result in benefits to U.S. Core, the fund is subject to the risks inherent in such transactions, which are discussed in “Comparison of Investment Risks” below. U.S. Equity, on the other hand, is not subject to the related risks of such practices.

REITs.  U.S. Equity may invest in REITS, while U.S. Core does not do so as a principal investment strategy. Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Health care and information technology.  U.S. Equity has made significant investments in these sectors. Health care companies are subject to product obsolescence, thin capitalization and limited product lines, markets and financial resources; personnel challenges; and legislative or regulatory activities, such as approval policies for drugs, medical devices or procedures; changes in governmental and private payment systems; and product liabilities. Information technology companies are subject to rapid obsolescence, short product cycles, falling prices and profits, competition from new market entrants, and government regulation.

COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION PLANS

COMPARISON OF THE FUNDS’ CLASSES OF SHARES
The following section details the characteristics and fee structures for each class of shares of the funds involved in the Reorganization. Class A shares of both funds, and Class B, Class C and Class R1 shares of U.S. Core, are subject to distribution and service (Rule 12b-1) fees. Rule 12b-1 fees are paid out of a class’ assets on an ongoing basis. Over time, these fees will increase the cost of investments and may cost more than other types of sales charges. Class I shares of both funds, and Class R5 shares of U.S. Core, are not subject to Rule 12b-1 fees.

Class A sales charges and Rule 12b-1 fees	Class A shares of each fund have the same characteristics and the same fee structures.
• Class A shares are offered with front-end sales charges ranging from 5% to 2% of the fund’s offering price, depending on the amount invested.
• Class A shares of each fund are subject to distribution and service (Rule 12b-1) fees equal to 0.30% of the average daily net assets of Class A shares.

• There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) ranging from 0.25% to 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

• An investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.

• Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, as described in U.S. Equity’s Class A prospectus and U.S. Core’s Class A, Class B and Class C prospectus.

Class B sales charges and Rule 12b-1 fees	Class B shares of U.S. Core have the following characteristics and fee structures.

• Class B shares are offered without a front-end sales charge, but are subject to a CDSC if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00% of the original purchase cost or the current market value, whichever is less, of the Class B shares being sold, and depends on how long the shares are held. No CDSC is imposed on shares held for more than six years.

• Class B shares are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 1.00% of the average daily net assets of Class B shares.
• Class B shares’ CDSCs may be waived in certain cases, as described in U.S. Core’s Class A, Class B and Class C prospectus.
• Class B shares automatically convert to Class A shares after eight years.

Class C sales charges and Rule 12b-1 fees	Class C shares of U.S. Core have the following characteristics and fee structures.

• Class C shares are offered without a front-end sales charge, but are subject to a CDSC of 1.00% of the original purchase cost or the current market value, whichever is less, of the Class C shares being sold within one year of purchase.

• Class C shares are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 1.00% of the average daily net assets of Class C shares.
• Class C shares’ CDSCs may be waived in certain cases, as described in U.S. Core’s Class A, Class B and Class C prospectus.
• No automatic conversion to Class A shares, so distribution and service (Rule 12b-1) fees continue throughout the life of the Class C investment.

Class R1 sales charges and Rule 12b-1 fees	Class R1 shares of U.S. Core have the following characteristics and fee structures.
• Class R1 shares are offered without a front-end sales charge or CDSC.
• Class R1 shares are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.50% of the average daily net assets of Class R1 shares.
• Class R1 shares are subject to a service plan fee of 0.25% of the average daily net assets of Class R1 shares.
• No automatic conversion to Class A shares, so distribution and service (Rule 12b-1) fees continue throughout the life of the Class R1 investment.

Class I sales charges and Rule 12b-1 fees	Class I shares of each fund have the same characteristics and fee structures.

• Class I shares are offered without a front-end sales charge or CDSC to certain types of investors if they also meet the minimum initial investment requirement for purchase of Class I shares, as described in the funds’ Class I prospectuses.

• Class I shares are not charged a distribution and service (Rule 12b-1) fee.

Class R5 sales charges and Rule 12b-1 fees	Class R5 shares of U.S. Core have the following characteristics and fee structures.
• Class R5 shares are offered without a front-end sales charge or CDSC.
• Class R5 shares are not charged a distribution and service (Rule 12b-1) fee.
• Class R5 shares are subject to a service plan fee of 0.05% of the average daily net assets of Class R5 shares.

COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES (BOTH FUNDS HAVE THE SAME POLICY)

Buying shares	Investors may buy shares at their public offering price through a financial representative or the funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).

Minimum initial investment	Class A, Class B and Class C Shares: the minimum initial investment is $2,500, except as follows:
• Coverdell ESAs: $2,000;
• there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment;
• group investments: $250; and
• there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor.
Class R1 and Class R5 Shares: there is no minimum initial investment requirement.
Class I Shares: The minimum initial investment is $250,000, which may be waived, in a fund’s sole discretion, for certain investors, as detailed in each fund’s Class I prospectus.

Exchanging shares	Class A, Class B and Class C Shares: Shareholders may exchange their shares of a class of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. The registration for both accounts involved must be identical.
Class I, Class R1 and Class R5 Shares: Shareholders may exchange any of these classes of shares of one John Hancock fund for the same class of shares of other John Hancock funds that are available through their plan, or John Hancock Money Market Fund Class A shares, without paying any additional sales charges. The registration for both accounts involved must be identical.

Selling shares	Shareholders may sell their shares by submitting a proper written or telephone request to Signature Services.

Net asset value	All purchases, exchanges and sales are made at a price based on the next net asset value (“NAV”) per share of the class of a fund to be calculated after Signature Services receives your request in good order. The NAV per share for each class of shares of each fund is determined at the close of regular trading on the New York Stock Exchange, which is typically 4:00 pm, Eastern Time.

COMPARISON OF EXPENSES
The hypothetical pro forma annual total operating expenses of U.S. Equity’s Class A shares after the Reorganization are expected to be equal to or lower than the annual total operating expenses of your fund’s Class A shares, and lower than those of your fund’s Class B, Class C or Class R1 shares, both before and after contractual waivers and reimbursements. Similarly, the overall operating expense ratios of U.S. Equity’s Class I shares after the reorganization are expected to be equal to or lower than those of U.S. Core’s Class I and Class R5 shares, both before and after contractual waivers and reimbursements. U.S. Equity’s Class I expense limitation shall remain in effect until at least December 31, 2012 and thereafter until terminated by the Adviser.

At asset levels in effect on March 31, 2011, U.S. Equity is charged an annual management fee of 0.76%, which is lower than the 0.78% that your fund is charged on asset levels in effect on that date. It should be noted, however, that U.S. Core would be charged 0.72% for all assets above $3 billion, which is lower than the 0.74% payable by U.S. Equity for all assets above $1 billion. As of June 30, 2011, U.S. Core’s assets amounted to approximately $75.9 million and U.S. Equity’s assets amounted to approximately $1.1 billion. In addition, in determining advisory fees payable under U.S. Equity’s fee breakpoint schedule, U.S. Equity aggregates its assets with those of an affiliated fund also managed by JHIMS and subadvised by GMO, whereas U.S. Core’s fees are calculated based solely on U.S. Core’s assets. See “Comparison of Fund Classes, Expenses, Advisory Arrangements, and Distribution Plans — Comparison of Advisory Arrangements” for more information.

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less.

Expenses for the current fiscal year may be higher than those shown in the “Annual operating expenses” table for one or more of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary expenses, such as fund tax expenses.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective fund and are based on expenses paid by the Acquired Fund for the fiscal year ended February 28, 2011 and the expenses paid by the Acquiring Fund for the six months ended February 28, 2011 (annualized). The tables also show the hypothetical pro forma expenses of U.S. Equity assuming the Reorganization with the Acquired Fund had occurred on March 1, 2010. U.S. Equity’s expenses after the Reorganization may be greater or less than those shown.

The following tables illustrate the anticipated change in operating expenses expected as a result of the Reorganization of U.S. Core into the Acquiring Fund.

			U.S. Equity
			(Pro Forma)
			(Assuming
			Reorganization with
	U.S. Core	U.S. Equity	U.S. Core)
	Class A	Class A	Class A

Shareholder fees
Maximum front-end sales charge (load) on purchases as a% of purchase price	5.00%	5.00%	5.00%
Maximum deferred sales charge (load) as a% of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Annual fund operating expenses
Management fee	0.78%	0.76%	0.76%
Distribution and service (12b-1) fees	0.30%	0.30%	0.30%
Other expenses	0.46%(1)	0.29%(2)	0.29%(2)
Total fund operating expenses	1.54%	1.35%	1.35%
Contractual expense reimbursement	(0.19)%(3)	None	None
Total annual fund operating expenses after expense reimbursements	1.35%	1.35%	1.35%

(1)	“Other expenses” reflects a change in the contractual transfer agency and service agreement effective July 1, 2010.

(2)	Based on estimated expenses for the current fiscal year.

(3)	The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of U.S. Core to the extent necessary to maintain the Fund’s total operating expenses at 1.35% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation, extraordinary expenses, acquired fund fee expenses paid indirectly and short dividend expense. This expense limitation shall remain in effect until June 30, 2012 and thereafter until terminated by the Adviser.

			U.S. Equity
			(Pro Forma)
			(Assuming
			Reorganization with
	U.S. Core	U.S. Equity	U.S. Core)
	Class B	Class A	Class A

Shareholder fees
Maximum front-end sales charge (load) on purchases as a% of purchase price	None	5.00%	5.00%
Maximum deferred sales charge (load) as a% of purchase or sale price, whichever is less	5.00%	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Annual fund operating expenses
Management fee	0.78%	0.76%	0.76%
Distribution and service (12b-1) fees	1.00%	0.30%	0.30%
Other expenses	1.17%(1)	0.29%(2)	0.29%(2)
Total fund operating expenses	2.95%	1.35%	1.35%
Contractual expense reimbursement	(0.90)%(3)	None	None
Total annual fund operating expenses after expense reimbursements	2.05%	1.35%	1.35%

(1)	“Other expenses” reflects a change in the contractual transfer agency and service agreement effective July 1, 2010.

(2)	Based on estimated expenses for the current fiscal year.

(3)	The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of U.S. Core to the extent necessary to maintain the Fund’s total operating expenses at 2.05% for Class B shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation, extraordinary expenses, acquired fund fee expenses paid indirectly and short dividend expense. This expense limitation shall remain in effect until June 30, 2012 and thereafter until terminated by the Adviser.

			U.S. Equity
			(Pro Forma)
			(Assuming
			Reorganization with
	U.S. Core	U.S. Equity	U.S. Core)
	Class C	Class A	Class A

Shareholder fees
Maximum front-end sales charge (load) on purchases as a% of purchase price	None	5.00%	5.00%
Maximum deferred sales charge (load) as a% of purchase or sale price, whichever is less	1.00%	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Annual fund operating expenses
Management fee	0.78%	0.76%	0.76%
Distribution and service (12b-1) fees	1.00%	0.30%	0.30%
Other expenses	0.62%(1)	0.29%(2)	0.29%(2)
Total fund operating expenses	2.40%	1.35%	1.35%
Contractual expense reimbursement	(0.35)%(3)	None	None
Total annual fund operating expenses after expense reimbursements	2.05%	1.35%	1.35%

(1)	“Other expenses” reflects a change in the contractual transfer agency and service agreement effective July 1, 2010.

(2)	Based on estimated expenses for the current fiscal year.

(3)	The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of U.S. Core to the extent necessary to maintain the Fund’s total operating expenses at 2.05%

for Class C shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation, extraordinary expenses, acquired fund fee expenses paid indirectly and short dividend expense. This expense limitation shall remain in effect until June 30, 2012 and thereafter until terminated by the Adviser.

			U.S. Equity
			(Pro Forma)
			(Assuming
			Reorganization with
	U.S. Core	U.S. Equity	U.S. Core)
	Class R1	Class A	Class A

Shareholder fees
Maximum front-end sales charge (load) on purchases as a% of purchase price	None	5.00%	5.00%
Maximum deferred sales charge (load) as a% of purchase or sale price, whichever is less	None	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Annual fund operating expenses
Management fee	0.78%	0.76%	0.76%
Distribution and service (12b-1) fees	0.50%	0.30%	0.30%
Other expenses	3.07%(1)	0.29%(2)	0.29%(2)
Service plan fee	0.00%	None	None
Additional expenses	3.07%	0.29%	0.29%
Total fund operating expenses	4.35%	1.35%	1.35%
Contractual expense reimbursement	(2.71)%(3)	None	None
Total annual fund operating expenses after expense reimbursements	1.64%	1.35%	1.35%

(1)	“Other expenses” reflects a change in the contractual transfer agency and service agreement effective July 1, 2010.

(2)	Based on estimated expenses for the current fiscal year.

(3)	The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the U.S. Core’s total operating expenses at 1.64% for Class R1 shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation, extraordinary expenses, acquired fund fee expenses paid indirectly and short dividend expense. This expense limitation shall remain in effect until June 30, 2012, and thereafter until terminated by the Adviser.

					U.S. Equity
					(Pro Forma)
					(Assuming
					Reorganization with
	U.S. Core		U.S. Equity		U.S. Core)
	Class I		Class I		Class I

Annual fund operating expenses
Management fee	0.78%		0.76%		0.76%
Other expenses	0.36	%(1)	0.16	%(2)	0.16	%(2)
Total fund operating expenses	1.14%		0.92%		0.92%
Contractual expense reimbursement	(0.25	)%(3)	(0.03	)%(4)	(0.03	)%(4)
Net annual operating expenses	0.89%		0.89%		0.89%

(1)	“Other expenses” reflects a change in the contractual transfer agency and service agreement effective July 1, 2010.

(2)	Based on estimated expenses for the current fiscal year.

(3)	The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of U.S. Core to the extent necessary to maintain the Fund’s total operating expenses at 0.89% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation, extraordinary expenses, acquired fund fee expenses paid indirectly and short dividend expense. This expense limitation shall remain in effect until June 30, 2012 and thereafter until terminated by the Adviser.

(4)	The Adviser has contractually agreed to waive advisory fees or reimburse certain fund expenses so that total fund operating expenses do not exceed 0.89% of the average annual assets for Class I shares of U.S. Equity. This expense limitation is subject to certain exclusions, such as taxes, brokerage commissions, interest, litigation, short dividends, acquired fund fees and extraordinary expenses. The current expense limitation agreement expires on December 31, 2012, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

			U.S. Equity
			(Pro Forma)
			(Assuming
			Reorganization with
	U.S. Core	U.S. Equity	U.S. Core)
	Class R5	Class I	Class I

Annual fund operating expenses
Management fee	0.78%	0.76%	0.76%
Other expenses	36.97%(1)	0.16%(2)	0.16%(2)
Service plan fee	0.00%	None	None
Additional expenses	36.97%	N/A	N/A
Service plan fee	0.00%	None	None
Total fund operating expenses	37.75%	0.92%	0.92%
Contractual expense reimbursement	(36.81)%(3)	(0.03)%(4)	(0.03)%(4)
Total annual fund operating expenses after expense reimbursements	0.94%	0.89%	0.89%

(1)	“Other expenses” reflects a change in the contractual transfer agency and service agreement effective July 1, 2010.

(2)	Based on estimated expenses for the current fiscal year.

(3)	The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of U.S. Core to the extent necessary to maintain the Fund’s total operating expenses at 0.94% for Class R5 shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation, extraordinary expenses, acquired fund fee expenses paid indirectly and short dividend expense. This expense limitation shall remain in effect until June 30, 2012, and thereafter until terminated by the Adviser.

(4)	The Adviser has contractually agreed to waive advisory fees or reimburse certain fund expenses so that total fund operating expenses do not exceed 0.89% of the average annual assets for Class I shares of U.S. Equity. This expense limitation is subject to certain exclusions, such as taxes, brokerage commissions, interest, litigation, short dividends, acquired fund fees and extraordinary expenses. The current expense limitation agreement expires on December 31, 2012, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Examples
The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and U.S. Equity, based on fees and expenses incurred during the 12-month period ended February 28, 2011. Year 1 expenses only are calculated based upon net annual operating expenses after applicable expense reimbursements. Each example assumes that you reinvested all distributions and that the average annual return was 5%. Pro forma expenses are included assuming the Reorganization of your fund with U.S. Equity on March 1, 2010. The examples are for comparison purposes only and are not a representation of your fund’s or U.S. Equity’s actual expenses or returns, either past or future.

			U.S. Equity
			Class A
			(Pro Forma)
			— Assuming
	U.S. Core	U.S. Equity	Reorganization
	Class A	Class A	with U.S. Core

Year 1	$631	$631	$631
Year 3	$944	$906	$906
Year 5	$1,280	N/A*	N/A*
Year 10	$2,227	N/A*	N/A*

	U.S. Core			U.S. Equity
	Class B —			Class A
	Assuming			(Pro Forma)
	Redemption			— Assuming
	at End of		U.S. Equity	Reorganization
	period		Class A	with U.S. Core

Year 1	$708		$631	$631
Year 3	$1,128		$906	$906
Year 5	$1,674		N/A*	N/A*
Year 10	$2,871	(1)	N/A*	N/A*

				U.S. Equity
				Class A
	U.S. Core			(Pro Forma)
	Class B —			— Assuming
	Assuming No		U.S. Equity	Reorganization
	Redemption		Class A	with U.S. Core

Year 1	$208		$631	$631
Year 3	$828		$906	$906
Year 5	$1,474		N/A*	N/A*
Year 10	$2,871	(1)	N/A*	N/A*

(1)	Reflects conversion of Class B shares to Class A shares after eight years.

	U.S. Core		U.S. Equity
	Class C —		Class A
	Assuming		(Pro Forma)
	Redemption		— Assuming
	at end of	U.S. Equity	Reorganization
	Period	Class A	with U.S. Core

Year 1	$308	$631	$631
Year 3	$715	$906	$906
Year 5	$1,249	N/A*	N/A*
Year 10	$2,710	N/A*	N/A*

			U.S. Equity
			Class A
	U.S. Core		(Pro Forma)
	Class C —		— Assuming
	Assuming no	U.S. Equity	Reorganization
	Redemption	Class A	with U.S. Core

Year 1	$208	$631	$631
Year 3	$715	$906	$906
Year 5	$1,249	N/A*	N/A*
Year 10	$2,710	N/A*	N/A*

			U.S. Equity
			Class A
			(Pro Forma)
			— Assuming
	U.S. Core	U.S. Equity	Reorganization
	Class R1	Class A	with U.S. Core

Year 1	$167	$631	$631
Year 3	$1,072	$906	$906
Year 5	$1,989	N/A*	N/A*
Year 10	$4,334	N/A*	N/A*

*	Under SEC disclosure rules, a new class of shares of a fund may not show estimated expense examples for years five and ten.

			U.S. Equity
			Class I
			(Pro Forma)
			— Assuming
	U.S. Core	U.S. Equity	Reorganization
	Class I	Class I	with U.S. Core

Year 1	$91	$91	$91
Year 3	$337	$290	$290
Year 5	$603	N/A*	N/A*
Year 10	$1,364	N/A*	N/A*

			U.S. Equity
			Class I
			(Pro Forma)
			— Assuming
	U.S. Core	U.S. Equity	Reorganization
	Class R5	Class I	with U.S. Core

Year 1	$96	$91	$91
Year 3	$5,590	$290	$290
Year 5	$8,075	N/A*	N/A*
Year 10	$9,844	N/A*	N/A*

*	Under SEC disclosure rules, a new class of shares of a fund may not show estimated expense examples for years five and ten.

COMPARISON OF ADVISORY ARRANGEMENTS
Your fund’s and U.S. Equity’s advisory and subadvisory agreements are substantially similar, except that the funds’ management fees differ, as set forth below. As noted in the table under “Management Arrangements,” JHIMS serves as each fund’s investment adviser, and GMO serves as each fund’s subadviser. JHIMS pays subadvisory fees to GMO from its own assets and not from the assets of the relevant fund.

Each fund pays daily management fees to JHIMS equal to the annual percentages shown in the following table:

Annual Advisory Fee Rates

U.S. Core	U.S. Equity*
0.780% — first $500 million of the fund’s	0.780% — first $500 million of the aggregate
average daily net assets;	net assets of the fund and U.S. Equity Trust, a series of John Hancock

0.760% — next $500 million;	Variable Insurance Trust (“JHVIT”);

0.750% — next $1 billion;	0.760% — next $500 million; and

0.740% — next $1 billion; and	0.740% — excess over $1 billion of such assets.*

0.720% — excess over $3 billion of such assets.

*	Fee schedule in effect as of June 14, 2011. Prior to this date, the annual advisory fees payable by U.S. Equity amounted to 0.780% on first $500 million of the aggregate net assets of the fund and U.S. Equity Trust, a series of JHVIT; 0.760% on the next $500 million; 0.750% on the next $1.5 billion; and 0.740% on the excess over $2.5 billion of such assets.

COMPARISON OF DISTRIBUTION PLANS
The JHF III Board, the JHF II Board of Trustees (the “JHF II Board”) and each fund’s shareholders have approved Distribution Plans and have adopted the Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Class A shares of both funds carry a Rule 12b-1 fee of 0.30%, Class B and Class C shares of U.S. Core carry a Rule 12b-1 fee of 1.00%, and Class R1 shares of U.S. Core carry a Rule 12b-1 fee of 0.50%. Over time, Rule 12b-1 fees will increase the cost of investing in the funds and may cost more than other types of sales charges. No Rule 12b-1 fees are imposed on Class I shares of either fund or on Class R5 shares of U.S. Core.

COMPARISON OF INVESTMENT RISKS
The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares and shows the similarities of the principal risks affecting each fund, listed in alphabetical order.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and U.S. Equity. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of U.S. Equity is commensurate with the amount of risk involved in the authorized investments of your fund.

PRINCIPAL RISKS APPLICABLE TO BOTH FUNDS

Active Management Risk
Each fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results. Neither fund generally attempts to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, each fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent that a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity Securities Risk
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Each fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects each fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk.  Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. A fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Issuer Risk
An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by a fund could default or have its credit rating downgraded.

Large Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of a fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. Neither fund is obligated to sell a company’s securities simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Medium and Smaller Company Risk
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations. For purposes of a fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. Neither fund is obligated to sell a company’s securities simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Principal Risks Applicable to U.S. Core Only

Because U.S. Core may invest in derivative transactions while U.S. Equity does not do so as a principal strategy, the following principal risks apply solely to U.S. Core:

Credit and Counterparty Risk
The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities, may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Hedging, Derivatives and Other Strategic Transaction Risk
Hedging and other strategic transactions may increase U.S. Core’s volatility and, if the transaction is not successful, could result in a significant loss to the fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following discusses the risks of the particular derivatives in which the fund may invest.

•	Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

•	Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

•	Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Principal Risks Applicable to U.S. Equity Only

Because U.S. Equity is classified as a non-diversified fund, while U.S. Core is classified as a diversified fund, and because U.S. Equity may invest in REITs as a principal strategy and has invested in the health care and information technology sectors, the following principal risks apply solely to U.S. Equity:

Non-Diversification Risk
Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. U.S. Equity is not “diversified” within the meaning of the 1940 Act. This means that U.S. Equity is allowed to invest in the securities of a relatively small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market and other risks associated with U.S. Equity’s investment strategies or techniques may be more pronounced than for funds that are “diversified.”

Real Estate Securities Risk
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

•	Declines in the value of real estate;

•	Risks related to general and local economic conditions;

•	Possible lack of availability of mortgage funds;

•	Overbuilding;

•	Extended vacancies of properties;

•	Increased competition;

•	Increases in property taxes and operating expenses;

•	Changes in zoning laws;

•	Losses due to costs resulting from the clean-up of environmental problems;

•	Liability to third parties for damages resulting from environmental problems;

•	Casualty or condemnation losses;

•	Limitations on rents;

•	Changes in neighborhood values and the appeal of properties to tenants; and

•	Changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity REITs and mortgage REITs.

Equity REITs may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

Health Care Services Risk
Health sciences industries may be affected by product obsolescence, thin capitalization and limited product lines, markets and financial resources or personnel challenges, legislative or regulatory activities affecting the sector, such as approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems and product liabilities.

Information Technology Risk
The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation and general economic conditions.

Comparison of Fund Performance
Past performance records of U.S. Core and U.S. Equity through December 31, 2010, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges) are set forth under “Fund Past Performance” beginning on page 17 of this proxy statement and prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization
You are being asked to approve the Agreement, a form of which is attached to this proxy statement and prospectus as Exhibit A, with respect to your fund. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

•	The Reorganization is scheduled to occur at 5:00 pm, Eastern Time, on October 28, 2011, but may occur on any later date on or before October 28, 2012. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both funds will be computed as of 4:00 pm, Eastern Time, on the closing date of the Reorganization (the “Closing Date”).

•	U.S. Equity, the Acquiring Fund, will issue Class A shares to U.S. Core, the Acquired Fund, in an amount equal to the aggregate net assets attributable to the Acquired Fund’s Class A, Class B, Class C and Class R1 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class A, Class B, Class C and Class R1 shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class A, Class B, Class C and Class R1 shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

•	The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the aggregate net assets attributable to the Acquired Fund’s Class I and Class R5 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class I and Class R5 shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class I and Class R5 shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.

•	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Proposed Reorganization
This proxy statement and prospectus is being used by the JHF III Board in connection with the Reorganization. The JHF III Board believes that the proposed Reorganization will be advantageous to the shareholders of the Acquired Fund for several reasons. At a meeting on June 6, 2011, the JHF III Board (with the advice and assistance of independent legal counsel) considered the following matters, among others and in no order of priority, in approving the proposal.

First, at current asset levels, the advisory fee of the Acquiring Fund is lower than that of U.S. Core, although the funds have differing advisory fee rates payable to JHIMS on assets above $1 billion, and U.S. Core would be charged a lower fee for all assets above $3 billion. In addition, in determining advisory fees payable under U.S. Equity’s fee breakpoint schedule, U.S. Equity aggregates its assets with those of an affiliated fund also managed by JHIMS and subadvised by GMO, whereas U.S. Core’s fees are calculated based solely on U.S. Core’s assets.

In addition, the pro forma overall estimated operating expense ratio of Class A shares of the Acquiring Fund after the Reorganization is expected to be equal to or lower than the expense ratios of the Acquired Fund’s Class A shares, and lower than those of the Acquired Fund’s Class B, Class C and Class R1 shares, both before and after reflecting the funds’ expense limitation arrangements. In addition, the pro forma overall estimated operating expense ratio of the Acquiring Fund’s Class I shares after the Reorganization is expected to be equal to or lower than the expense ratios of the Acquired Fund’s Class I and Class R5 shares, both before and after reflecting the funds’ expense limitation arrangements. The Acquiring Fund’s Class I expense limitation arrangement will remain in effect at least through December 31, 2012.

Second, the combined fund offers economies of scale that may lead to lower per-share fund expenses in the future. Each fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative and there may be an opportunity to reduce U.S. Equity’s expense ratio over time because of economies of scale if the funds are combined. The greater asset size of the combined fund may allow it, relative to your fund, to: (i) obtain better net prices on securities trades; and (ii) reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, the JHF III Board reviewed the historical performance of the Acquired Fund relative to that of U.S. Equity, in comparison to the relevant benchmarks. The JHF III Board reviewed each fund’s performance as of March 31, 2011. The JHF III Board considered the fact that the absolute performance returns of U.S. Equity over the trailing one- and three-year periods ended March 31, 2011 have been greater than those of U.S. Core. The JHF III Board was advised by the Adviser that, based on U.S. Equity’s overall long-term performance record, U.S. Equity has greater growth potential than U.S. Core. The JHF III Board also considered the Adviser’s view that it is unlikely that U.S. Core’s overall long-term performance record will improve in a reasonable amount of time.

Fourth, management believes that the Reorganization would permit your fund’s shareholders to pursue a similar investment objective in a larger fund with similar investment policies. U.S. Core seeks a high total return, while U.S. Equity seeks long term capital appreciation. Each fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments tied economically to the U.S.

The Board noted the principal investment policy differences between the funds:

•	U.S. Core is classified as a diversified investment company, whereas U.S. Equity is classified as a non-diversified fund;

•	U.S. Core may invest in derivatives as a principal strategy, while U.S. Equity does not do so as a principal strategy;

•	U.S. Equity invests in REITs, while U.S. Core does not do so as a principal strategy; and

•	U.S. Equity has the ability to invest more of its assets in mid- and small-cap stocks than does U.S. Core.

Notwithstanding these differences in investment policies as stated in the funds’ prospectuses, however, the Board considered the fact that, in April 2011, approximately 97% of U.S. Core’s assets were invested in securities of companies held by U.S. Equity, although the funds held differing amounts of these securities.

Fifth, shareholders of the Acquired Fund will experience no change in the level of advisory or shareholder services as a result of the Reorganization. JHIMS provides the same advisory services to both funds and GMO serves as each fund’s subadviser.

Sixth, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the merger.

In approving the transaction and recommending it to shareholders, the JHF III Board was aware that the Adviser would benefit economically from the merger in terms of reduction of expenses borne by the Adviser due to caps on the Acquired Fund’s expenses, and reduction of contingent payments that the Adviser is contractually obligated to make to GMO, which are offset in part by the costs of this proxy solicitation to be paid by the Adviser, directly or indirectly, to the extent that such costs exceed the Acquired Fund’s expense cap.

FUND PAST PERFORMANCE
Set forth below is past performance information for U.S. Core and U.S. Equity, which may help provide an indication of each fund’s investment risk.

The bar chart under “Calendar Year Total Returns” shows how each fund’s Class A total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under “Average Annual Total Returns” shows average annual total return for each fund over time, for each class of shares (including deductions for sales charges), compared with broad-based securities market indices. Class A performance is shown both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

U.S. Core

Calendar Year Total Returns — Class A Shares (without sales charge)

2007	0.76
2008	-31.29
2009	20.18
2010	7.95

The year-to-date return of Class A shares of U.S. Core as of June 30, 2011 was 6.56%.

Quarterly Returns
During the period shown in the above bar chart, U.S. Core’s highest quarterly return was 11.52% for the third quarter of 2010, and the lowest quarterly return was −16.77% for the fourth quarter of 2008.

U.S. Core
June 12, 2006 is the inception date of Class R1 shares. As R5 shares were first offered on May 22, 2009, the returns prior to this date are those of Class R1 shares that have been recalculated to apply the gross fees and expenses of Class R5 shares.

Average Annual Total Returns for Periods Ended December 31, 2010 (including sales charge)

		Since
	1-Year	Inception(1)

Class A before tax	2.55%	−0.74%
Class A after tax on distributions(2)	2.34%	−1.28%
Class A after tax on distributions, with sale(2)	1.66%	−0.89%
Class B before tax	2.22%	−0.72%
Class C before tax	6.17%	−0.33%
Class R1 before tax	7.62%	0.15%
Class I before tax	8.42%	0.80%
Class R5 before tax	8.30%	−8.26%
S&P 500 Index	15.06%	2.25%

(1)	June 12, 2006.

(2)	After-tax returns are shown for Class A shares only and would be different for the other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

U.S. Equity
Class A and Class I shares of U.S. Equity have not commenced operations as of the date of this proxy statement and prospectus. Accordingly, the returns shown for Class A and Class I shares of U.S. Equity represent the returns of the fund’s Class NAV shares, which commenced operations on October 29, 2005, re-calculated to reflect the fees and expenses of the fund’s Class A and Class I shares, as applicable.

Calendar Year Total Returns — Class A Shares (without sales charge)

2006	7.04
2007	1.70
2008	-27.62
2009	19.12
2010	7.71

The year-to-date return of Class A shares of U.S. Equity as of June 30, 2011 was 6.66%.

Quarterly Returns
During the period shown in the above bar chart, U.S. Equity’s highest quarterly return was 12.60% for the third quarter of 2010, and the lowest quarterly return was -14.04% for the fourth quarter of 2008.

U.S. Equity

Average Annual Total Returns for Periods Ended December 31, 2010 (including sales charge for Class A shares)

			Since
	1-Year	5-Years	Inception(1)

Class A before tax	2.37%	−0.80%	−0.11%
Class A after tax on distributions(2)	1.93%	−1.47%	−0.78%
Class A after tax on distributions, with sale(2)	1.54%	−1.03%	−0.44%
Class I before tax	8.18%	0.65%	1.32%
Russell 3000 Index	16.93%	2.74%	3.53%

(1)	October 29, 2005.

(2)	After-tax returns are shown for Class A shares only and would be different for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization
The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund. In addition, the Reorganization is not expected to take place unless the fund receives a satisfactory opinion from K&L Gates LLP substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for federal income tax purposes:

•	No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund;

•	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer;

•	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

•	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

•	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (the “IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each Acquired Fund shareholder would recognize a taxable gain or loss equal to the difference between the tax basis of the shareholder’s Acquired Fund shares and the fair market value of the Acquiring Fund shares received by the shareholder.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. Such distributions will be taxable to shareholders and are expected to be approximately 0.59% of the Acquired Fund’s NAV.

The Acquired Fund does not expect to sell its assets in anticipation of the Reorganization. Sales of the Acquired Fund’s assets could result in taxable gains to the fund’s shareholders, as well as increased transaction costs. Because of available capital loss carryforwards, however, any sales of Acquired Fund assets prior to the Reorganization are not currently expected to result in taxable distributions to the Acquired Fund’s shareholders.

As of February 28, 2011, the Acquired Fund had an unused capital loss carryforward of approximately $1.8 million, which expires in 2018. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. The proposed Reorganization will affect the use of these tax attributes in two respects. The first concerns the “sharing” of these tax attributes with the shareholders of the Acquiring Fund. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Acquired Fund. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits inure to all shareholders of the post-Reorganization Acquiring Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryforward and possibly net unrealized losses concerns certain limitations imposed under the Code with respect to the use of these losses. Generally, when ownership of a corporation with capital loss carryforwards, such as the Acquired Fund, changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income would generally be determined by multiplying the “federal long-term tax-exempt rate” (the applicable rate as of July 2011 was 3.86%) by the value of the outstanding shares of the Acquired Fund (possibly subject to adjustment for purposes of these rules) immediately prior to the Reorganization. Furthermore, capital losses may generally be carried forward for only eight years in the case of losses incurred by regulated investment companies in taxable years beginning prior to December 22, 2010. The carryforward of losses in taxable years beginning after that date is not limited in duration. The Acquired Fund’s net assets as of June 30, 2011 amounted to approximately $75.9 million. Based upon these factors, post-Reorganization, the Acquiring Fund would be limited to using approximately $3.2 million per year of the Acquired Fund’s pre-Reorganization capital loss carryforwards and, therefore, these limitations are not expected to result in the forfeiture of any of the Acquired Fund’s loss carryforwards. However, there is no assurance that such losses would be used, even in the absence of the Reorganization. Further, if the Acquired Fund’s net assets and/or the federal long-term tax-exempt rate decrease prior to the Reorganization, the loss limitation would be lower than currently estimated and could impact the ability of the Acquiring Fund to use the Acquired Fund’s loss carryforwards after the Reorganization. Additionally, if either Fund has net unrecognized gains as of the date of the Reorganization, the Acquiring Fund cannot use pre-Reorganization losses of the other Fund to offset such gains when they are later recognized.

The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization
Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization.  The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, section 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, section 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Fund’s declaration of trust and by-laws. Each Fund’s obligations are also subject to the receipt of a favorable opinion of K&L Gates, LLP as to the federal income tax consequences of the Reorganization (see Agreement, sections 8(f) and 9(f)).

Termination of Agreement.  Either the JHF II Board or the JHF III Board may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Closing Date, if the applicable Board believes that proceeding with the Reorganization would no longer be advisable for its respective fund.

Expenses of the Reorganization.  The Acquired Fund will bear the costs incurred in connection with the Reorganization, estimated to be approximately $118,000. The JHF III Board took these estimated costs into account in approving the Reorganization. The Board also considered the fact that JHIMS will bear any costs incurred by the Acquired Fund in connection with the Reorganization that would cause the Acquired Fund to exceed its expense limitation arrangements. If the Reorganization is not consummated, JHIMS will pay the expenses of the Reorganization.

CAPITALIZATION
With respect to the proposal, the following table sets forth the capitalization of each fund as of May 31, 2011, and the pro forma combined capitalization of Class A and Class I shares of the Acquiring Fund as if the Reorganization had occurred on that date. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table below should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed in the Reorganization.

				Shares
Funds	Net Assets	Share Class	NAV	Outstanding

U.S. Core (Acquired Fund)	$35,215,806	Class A	$20.24	1,739,585
	$828,632	Class B	$20.14	41,140
	$2,508,462	Class C	$20.13	124,629
	$119,446	Class R1	$20.20	5,914
	$38,321,222	Class I	$20.28	1,889,780
	$36,502	Class R5	$20.28	1,800
U.S. Equity (Acquiring Fund)	— *	Class A	—	—
	— *	Class I	—	—
Decrease in net assets to reflect the estimated expenses of the Reorganization and increase in outstanding shares relative to net asset value upon the Reorganization	$(53,896)	Class A	$(0.03)	1,621,974
	$(1,268)	Class B	$(0.03)	37,958
	$(3,839)	Class C	$(0.03)	114,819
	$(183)	Class R1	$(0.03)	5,488
	$(58,648)	Class I	$(0.03)	1,768,210
	$(56)	Class R5	$(0.04)	1,684
U.S. Equity (Acquiring Fund) (pro forma assuming Reorganization with U.S. Core)	$38,613,160	Class A	$10.46	3,691,507
	$38,299,020	Class I	$10.46	3,661,474

*	Class A and Class I shares of the Acquiring Fund will not have any assets prior to the Closing.

If the Reorganization had taken place on May 31, 2011, approximately 1.9324 Class A shares of U.S. Equity would have been issued for each Class A share of U.S. Core, 1.9226 Class A shares of U.S. Equity would have been issued for each Class B share of U.S. Core, 1.9213 Class A shares of U.S. Equity would have been issued for each Class C share of U.S. Core, 1.9279 Class A shares of U.S. Equity would have been issued for each Class R1 share of U.S. Core, 1.9357 Class I shares of U.S. Equity would have been issued for each Class I share of U.S. Core, and 1.9354 Class I shares of U.S. Equity would have been issued for each Class R5 share of U.S. Core.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES
The following table shows where in each fund’s prospectus you can find additional information about the business of the fund.

Type of Information	Headings in Each Prospectus
	U.S. Core	U.S. Equity
Investment objective and policies	Fund summary — Investment objective, Principal investment strategies, Principal risks Fund details — Investment strategies, Risks of investing

Portfolio management	Who’s who — Investment adviser, Subadviser

Expenses	Fund summary — Fees and expenses

Custodian	Who’s who — Custodian

Type of Information	Headings in Each Prospectus
	U.S. Core	U.S. Equity
Shares of beneficial interest	Your account — Choosing a share class (Class A, Class B and Class C prospectus) Your account — Who can buy shares (Class R1, R3, R4 and R5, and Class I prospectuses)	Your account — Investing in Class A shares (Class A prospectus) Your account — Who can buy shares (Class I prospectus)

Purchase of shares
Your account — Choosing a share class, How sales charges are calculated, Sales charge reductions and waivers (Class A, Class B and Class C prospectus)

Your account — Who can buy shares (Class R1, R3, R4 and R5, and Class I prospectuses)

Your account — Opening an account, Buying shares, Transaction policies, Additional investor services (all share classes)

Your account — Investing in Class A shares, How sales charges are calculated, Sales charge reductions and waivers (Class A prospectus)

Your account — Who can buy shares (Class I prospectus)

Your account — Opening an account, Buying shares, Transaction policies, Additional investor services (all share classes)

Redemption or sale of shares
Your account — Choosing a share class, How sales charges are calculated (Class A, Class B and Class C prospectus)

Your account — Who can buy shares (Class I prospectus)

Your account — Information for plan participants (Class R1, R3, R4 and R5 prospectus)

Your account — Selling shares (Class A, Class B and Class C, and Class I prospectuses)

Your account — Transaction policies, Additional investor services (all share classes)

Your account — Investing in Class A shares, How sales charges are calculated (Class A prospectus)

Your account — Who can buy shares (Class I prospectus)

Your account — Selling shares, Transaction policies, Additional investor services (both share classes)

Dividends, distributions and taxes	Your account — Dividends and account policies

BOARD EVALUATION AND RECOMMENDATION
For the reasons described above, the JHF III Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of either fund or JHIMS (the “Independent Trustees”), approved the Reorganization. In particular, the JHF III Board has determined that the proposed Reorganization is in the best interests of U.S. Core, and that the interests of the fund’s shareholders would not be diluted as a result of the Reorganization.

The JHF II Board of Trustees, including the Independent Trustees, also approved the Reorganization. They also determined that the Reorganization is in the best interests of U.S. Equity and that the interests of the fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees of your fund recommend that
shareholders of your fund vote FOR the proposal to
approve the Agreement and Plan of Reorganization.

CONFLICTS OF INTEREST
The Reorganization is expected to benefit both JHIMS and GMO. JHIMS would benefit from the higher advisory fee payable by the Acquiring Fund at higher asset levels, as well as the reduction of expenses borne by JHIMS due to caps on the Acquired Fund’s expenses, and reduction of contingent payments that the Adviser is contractually obligated to make to GMO, which are offset in part by the costs of this proxy solicitation to be paid by the Adviser, directly or indirectly, to the extent that such costs exceed the Acquired Fund’s expense cap. GMO would benefit from the higher subadvisory fees that it is expected to receive when the Acquiring Fund achieves those higher asset levels.

VOTING RIGHTS AND REQUIRED VOTE
Each whole share of your fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with the voting shareholders’ instructions.

Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting.	Voted “for” a proposal.

Broker Non-Vote	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the trustees, officers and employees of your fund; by personnel of your fund’s investment adviser, JHIMS, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third-party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $10,000. The Acquired Fund will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Revoking Proxies
Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., One John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000;

•	By returning a duly executed proxy with a later date before the time of the meeting; or

•	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum
As of August 12, 2011 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Shares Outstanding

Class A	1,675,448.081
Class B	43,555.097
Class C	125,772.064
Class R1	6,190.063
Class I	2,050,262.824
Class R5	1,810.057

Total	3,903,038.186

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

Other Business
The JHF III Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone Voting
In addition to soliciting proxies by mail, by fax, by e-mail, or in person, your fund also may arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of JHIMS, Signature Services, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

•	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

•	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

•	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

•	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the proxy statement and prospectus and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card(s).

•	Enter the “control number” found on your proxy card(s).

•	Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders’ Proposals
U.S. Core is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of U.S. Core must submit the proposal in writing, so that it is received by U.S. Core at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS
To the knowledge of U.S. Core, as of June 30, 2011, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B, Class C, Class I, Class R1 or Class R5 shares of U.S. Core:

U.S. Core

Names and Addresses	Percentage	Class	Record or Beneficial

Morgan Stanley Smith Barney	6.49%	A	Record
Harborside Financial Center Plaza 2, 3rd Floor
Jersey City, NJ 07311
American Enterprise Investment Serv.	9.18%	A	Record
PO Box 9446
Minneapolis, MN 55440-9446
John Hancock Life Insurance Co. USA	47.25%	A	Record
Attn: Kelly A Conway
601 Congress St., Ste 9
Boston, MA 02210-2806
LPL Financial	5.00%	B	Record
Towne Centre Dr.
San Diego, CA 92121-1968
Pershing LLC	6.91%	B	Record
1 Pershing Plaza
Jersey City, NJ 07399-0001
MLPF&S, For The Sole Benefit of Its Customers	56.07%	B	Record
Attn: Fund Administration
4800 Deer Lake Drive East, 2nd Fl
Jacksonville, FL 32246-6484
Citigroup Global Markets Inc	6.36%	C	Record
Attn: Cindy Tempesta
333 West 34th Street, 7th Floor
New York NY 10001-2402
Pershing LLC	6.97%	C	Record
1 Pershing Plaza
Jersey City, NJ 07399-0001

Names and Addresses	Percentage	Class	Record or Beneficial

Jonathan L Erickson	8.68%	C	Beneficial
Elizabeth G Erickson JT WROS
25 Howe Circle
Princeton, NJ 08540-5419
Morgan Stanley Smith Barney	16.55%	C	Record
Harborside Financial Center Plaza 2, 3rd Floor
Jersey City, NJ 07311
MLPF&S, For The Sole Benefit of Its Customers	33.52%	C	Record
Attn: Fund Administration
4800 Deer Lake Drive East, 2nd Fl
Jacksonville, FL 32246-6484
Charles Schwab & Co Inc	38.63%	I	Record
Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA 94104-4151
MG Trust Company	8.16%	R1	Beneficial
Cust FBO Nancy T. Imamoto, O.D.
700 17th St., Ste 300
Denver, CO 80202-3531
John Hancock Life Insurance Co. USA	87.49%	R1	Record
Attn: Kelly A Conway
601 Congress St., Ste 9
Boston, MA 02210-2806
John Hancock Life Insurance Co. USA	98.30%	R5	Record
Attn: Kelly A Conway
601 Congress St., Ste 9
Boston, MA 02210-2806

As of June 30, 2011, there were no outstanding Class A or Class I shares of U.S. Equity.

As of June 30, 2011, the trustees and officers of each fund owned in the aggregate less than 1% of each class of either fund’s outstanding shares.

EXPERTS
The financial highlights and financial statements of U.S. Equity for the fiscal year ended August 31, 2010, and the six months ended February 28, 2011, are incorporated by reference into this proxy statement and prospectus. Also, the financial highlights and financial statements of U.S. Core for the fiscal year ended February 28, 2011, are incorporated by reference into this proxy statement and prospectus.

The financial statements of U.S. Equity for the fiscal year ended August 31, 2010, and the fund’s financial highlights as of that date have been independently audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), as stated in its report incorporated by reference in the fund’s Class A and Class I share SAI dated August 31, 2011. Also, the financial statements of U.S. Core for the fiscal year ended February 28, 2011, and the fund’s financial highlights as of that date have been independently audited by the fund’s independent registered public accounting firm, PwC, as stated in its report incorporated by reference in the fund’s SAI dated July 1, 2011. These financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION
Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, NY 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, IL 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s Web site at www.sec.gov.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION This Agreement and Plan of Reorganization (the “Agreement”) is made as of October 27, 2011, by and between John Hancock U.S. Core Fund (the “Acquired Fund”), a series of John Hancock Funds III (“JHF III”), a Massachusetts business trust, and John Hancock U.S. Equity Fund (formerly, John Hancock U.S. Multi Sector Fund) (the “Acquiring Fund”), a series of John Hancock Funds II (“JHF II”), also a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of: (a) all assets of the Acquired Fund attributable to its Class A, Class B, Class C and Class R1 shares in exchange for Class A shares of the Acquiring Fund; and (b) all assets of the Acquired Fund attributable to its Class I and Class R5 shares in exchange for Class I shares of the Acquiring Fund (collectively, the Class A and Class I shares of the Acquiring Fund issued in connection with this Agreement are referred to as the “Merger Shares”); and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

JHF II, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)	The Acquiring Fund is a series of JHF II, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. JHF II is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on JHF II. Each of JHF II and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	JHF II is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate non-diversified series thereof duly designated in accordance with the applicable provisions of JHF II’s Agreement and Declaration of Trust dated August 12, 2005, as may be amended (the “JHF II Declaration”), and the 1940 Act.

(c)	The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, or is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)	The Acquired Fund has been furnished with: (i) the annual report of the Acquiring Fund for the fiscal year ended August 31, 2010, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm (“PwC”); and (ii) the unaudited semiannual report of the Acquiring Fund for the six months ended February 28, 2011; which, in each case, fairly presents the financial condition and result of operations of the Acquiring Fund as of August 31, 2010 or February 28, 2011, as the case may be, in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

(e)	The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on the statement of assets and liabilities of the Acquiring Fund as of February 28, 2011, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)	JHF II, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of JHF II (the “JHF II Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)	Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of JHF II or the Acquiring Fund, threatened against JHF II or the Acquiring Fund which assert liability on the part of JHF II or the Acquiring Fund or which materially affect the financial condition of JHF II or the Acquiring Fund or JHF II’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither JHF II nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)	Neither JHF II nor the Acquiring Fund is obligated under any provision of the JHF II Declaration or JHF II’s By-laws dated June 28, 2005, as may be amended (the “JHF II By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)	There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)	No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)	The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by JHF II on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)	did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)	does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)	All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that JHF II is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares.

(n)	The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A and Class I shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that JHF II is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund.

(o)	At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)	At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q)	The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service (the “IRS”) or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND

JHF III, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)	The Acquired Fund is a series of JHF III, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. JHF III is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on JHF III. Each of JHF III and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	JHF III is a duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the

Second Amended and Restated Agreement and Declaration of Trust of JHF III dated August 12, 2005, as may be amended (the “JHF III Declaration”), and the 1940 Act.

(c)	The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a RIC within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)	JHF III, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of JHF III (the “JHF III Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)	The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended February 28, 2011, and the audited financial statements appearing therein, having been audited by PwC, which fairly presents the financial condition and result of operations of the Acquired Fund as of February 28, 2011, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)	The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of February 28, 2011, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)	Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of JHF III or the Acquired Fund, threatened against JHF III or the Acquired Fund which assert liability on the part of JHF III or the Acquired Fund or which materially affect the financial condition of JHF III or the Acquired Fund or JHF III’s or the Acquired Fund’s ability to consummate the Reorganization. Neither JHF III nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)	There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)	Neither JHF III nor the Acquired Fund is obligated under any provision of the JHF III Declaration or JHF III’s By-laws dated June 9, 2005, as may be amended (the “JHF III By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)	The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired

Fund has been asserted and no question with respect thereto has been raised by the IRS or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)	As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)	The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)	did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)	does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)	All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that JHF III is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the N-14 Registration Statement.

(o)	All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)	The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q)	The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.	THE REORGANIZATION

(a)	Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)	If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)	nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the JHF III Board or the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii)	nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the JHF II Board or the Acquiring Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)	Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period up to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain realized up to and including the Closing Date, if any.

(d)	The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)	The Valuation Time shall be 4:00 pm, Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)	Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)	The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)	The Acquiring Fund will file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the JHF II Declaration and JHF II By-laws to consummate the Reorganization.

4.	VALUATION

(a)	On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal: (a) in the case of Class A shares of the Acquiring Fund, to the aggregate value of the assets of the Acquired Fund attributable to Class A, Class B, Class C and Class R1 shares of the Acquired Fund on such date less the value of the liabilities attributable to

Class A, Class B, Class C and Class R1 shares of the Acquired Fund assumed by the Acquiring Fund on that date; and (b) in the case of Class I shares of the Acquiring Fund, to the value of the assets of the Acquired Fund attributable to Class I and Class R5 shares of the Acquired Fund on such date less the value of the liabilities attributable to Class I and Class R5 shares of the Acquired Fund assumed by the Acquiring Fund on that date; in each case determined as hereinafter provided in this Section 4.

(b)	The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)	The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)	No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)	The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)	The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.	PAYMENT OF EXPENSES

(a)	Except as otherwise provided in this Section 5, the Acquired Fund will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)	In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Investment Management, LLC, each Fund’s investment adviser, will bear all the costs and expenses incurred in connection with such Reorganization.

(c)	Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d)	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.	COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)	Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)	JHF III, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)	In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which JHF II, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)	The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)	JHF III shall:

(i)	following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the JHF III Declaration and JHF III By-laws, the 1940 Act and any other applicable law;

(ii)	not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)	on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(f)	Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g)	Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, JHF II, the Acquiring Fund, JHF III and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h)	In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i)	After the Closing Date, the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

(j)	Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified series of JHF II, an open-end management investment company registered under the 1940 Act.

7.	CLOSING DATE

(a)	Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on October 28, 2011, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)	To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)	The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)	As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.	CONDITIONS OF THE ACQUIRED FUND’S OBLIGATIONS

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)	That the JHF II Board has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the JHF II Board, on behalf of the Acquiring Fund, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolution approving this Agreement adopted by the Board certified by JHF II’s Secretary.

(b)	That the Acquired Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by JHF II’s President (or any Vice President) or its Treasurer, and a certificate signed by JHF II’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)	That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by JHF II’s President (or any Vice President), its Chief Financial Officer or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)	That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(i)	the Acquiring Fund is a separate series of JHF II, both the Acquiring Fund and JHF II are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)	the Acquiring Fund is a separate series of JHF II, an open-end, management investment company registered under the 1940 Act;

(iii)	this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the JHF II Board, and this Agreement has been duly executed and delivered by JHF II on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)	neither the execution or delivery by JHF II on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)	the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi)	to their knowledge and subject to the qualifications set forth below, the execution and delivery by JHF II on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)	That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h)	That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of JHF II or the Acquiring Fund, be contemplated by the Commission.

9.	CONDITIONS OF THE ACQUIRING FUND’S OBLIGATIONS

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)	That the JHF III Board has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the JHF III Board, on behalf of the Acquired Fund, and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the JHF III Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the JHF III Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by JHF III’s Secretary.

(b)	That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by JHF III’s President (or any Vice President) or its Treasurer, and a certificate signed by JHF III’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)	That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by JHF III’s President (or any Vice President), its Chief Financial Officer or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)	That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)	the Acquired Fund is a separate series of JHF III, both the Acquired Fund and JHF III are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)	the Acquired Fund is a separate series of JHF III, an open-end, management investment company registered under the 1940 Act;

(iii)	this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the JHF III Board, and this Agreement has been duly executed and delivered by JHF III on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv)	neither the execution or delivery by JHF III on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)	to their knowledge and subject to the qualifications set forth below, the execution and delivery by JHF III on behalf of the Acquired Fund of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	That the Acquiring Fund shall have obtained an opinion from K&L Gates, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)	That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h)	That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i)	That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)	That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized up to and including the Closing Date.

10.	TERMINATION, POSTPONEMENT AND WAIVERS

(a)	Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)	by consent of both the JHF II Board and the JHF III Board;

(ii)	by the JHF II Board, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by the Board; or

(iii)	by the JHF III Board, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by the Board.

(b)	If the Reorganization contemplated by this Agreement has not been consummated by October 28, 2012, this Agreement automatically shall terminate on that date, unless a later date is agreed to by both the JHF II Board and the JHF III Board.

(c)	In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d)	At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by either the JHF II Board or the JHF III Board, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund on behalf of which such action is taken.

(e)	The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	INDEMNIFICATION

(a)	Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)	The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of

Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS

(a)	All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)	All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to John Hancock U.S. Core Fund, c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock U.S. Equity Fund, c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)	This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d)	It is expressly agreed that the obligations of each of JHF II and JHF III, on behalf of their respective Funds, hereunder shall not be binding upon any of its trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund, as provided in the JHF II Declaration or JHF III Declaration, as applicable. The execution and delivery of this Agreement has been authorized by each of the JHF II Board and the JHF III Board on behalf of their respective Funds and signed by their respective authorized officers, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of JHF II and JHF III on behalf of the relevant Fund, as provided in the JHF II Declaration or JHF III Declaration, as applicable.

(e)	This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS III,
on behalf of its series, John Hancock U.S. Core Fund

By:

Name:

Title:

Attest:

Name:

Title:

JOHN HANCOCK FUNDS II,
on behalf of its series, John Hancock U.S. Equity Fund

By:

Name:

Title:

Attest:

Name:

Title:

Agreed to and accepted as to Section 5 only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:

Name:

Title:

Attest:

Name:

Title:

Thank
You

for mailing
your proxy
card promptly!

John Hancock Funds, LLC
MEMBER FINRA - SIPC
601 Congress Street Boston, MA 02210-2805
1-800-225-5291 1-800-554-6713 TDD 1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds Institutional Services Private Managed Accounts Retirement Plans	650PX 09/11